UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  March 13, 2006

                                 Hydromer, Inc.
             (Exact name of registrant as specified in its chapter)

          New Jersey                0-10683                       22-2303576
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                  35 Industrial Parkway
                     Branchburg, N.J.                               08876
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (908) 722 - 5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events
-----------------------

Press Release Announcing Patent Award on Water-based Lubricious Coating



                                  EXHIBIT INDEX

          Exhibit No.       Description of Exhibit
          -----------       ----------------------

            99.18           Press Release issued March 13, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              Hydromer, Inc.
                                                         -----------------------
                                                                Registrant


                                                            /s/ Robert Y. Lee
                                                         -----------------------
                                                               Robert Y. Lee
Date  March 13, 2006                                     Chief Financial Officer
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